DIREXION FUNDS

Supplement dated May 30, 2025 to the
Prospectuses and Statements of Additional Information (“SAI”)
for each series of the Direxion Funds (the “Trust”)

Effective immediately, Douglas Yones is added to the “Principal Officers of the Trust” table in the SAI as noted below:
Name, Address and Age	Position(s) Held with Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Douglas Yones Age: 49	Chief Executive Officer	Since 2024	Chief Executive Officer, Rafferty Asset Management, LLC, since 2024; Head of Exchange Traded Products, NYSE, until 2024.	N/A	N/A
Additionally, effective June 2, 2025, the mailing address for the Trust will change. Going forward, please send written requests to obtain Fund documentation, or to purchase, redeem, or exchange shares of the Funds to:
Regular Mail:
Direxion Funds
c/o U.S. Bank Global Fund Services
PO Box 219252
Kansas City, MO 64121-9252
Overnight Delivery:
Direxion Funds
c/o U.S. Bank Global Fund Services
801 Pennsylvania Ave, Suite 219252
Kansas City, MO 64105-1307
For more information, please contact the Funds at (800) 851-0511.

Please retain this Supplement with your Prospectus and SAI.